Subsequent Event	6 Months Ended
Jun. 30, 2013
Subsequent Event

11. Subsequent Event

As disclosed in the Company’s Current Report on Form 8-K filed August 9, 2013, on August 8, 2013, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) whereby it will acquire Mercury, a widely-held private company in the solar engineering, procurement and construction industry. Upon the consummation of the merger upon satisfaction of all applicable closing conditions, the Company will issue 7.9 million shares of its Class A common stock as merger consideration, subject to certain adjustments described in the Merger Agreement. The acquisition is primarily aimed at strengthening our capabilities in selling and deploying commercial solar systems in the north east region. The merger is subject to the approval of the Company’s shareholders.

As disclosed in the Company’s Current Report on Form 8-K filed August 12, 2013, on August 9, 2013, the Company acquired the business operated by Syndicated Solar, Inc. (“Syndicated”), a Colorado-based solar engineering, procurement and construction firm, by acquiring substantially all of Syndicated’s assets. The Company paid net consideration of $2,500, plus 400,000 shares of its unregistered Class A common stock. Syndicated also has the potential to earn up to $500 in additional earn-out payments following the close of the 2013 fiscal year and an additional 1.3 million shares of unregistered Class A common stock in performance based earn-outs over the next two and half year period. The acquisition enables the Company to expand its residential solar operations in Colorado and California and to expand its sales presence into the state of Missouri.